Exhibit 10.1

WESTAR ENERGY

1996 LONG-TERM INCENTIVE AND SHARE AWARD PLAN

AMENDMENT TO RESTRICTED SHARE UNITS AWARDS

This amendment (“Amendment”) is executed July 6, 2011 by Westar Energy, Inc. (the “Company”) and William B. Moore (“Moore”). Capitalized terms not otherwise defined herein shall have the meaning assigned them in the Outstanding Awards (as hereinafter defined).

WHEREAS, on February 24, 2010, pursuant to the Company’s 1996 Long-Term Incentive and Share Award Plan (the “Plan”), the Company granted Moore one Restricted Share Units Award and one Performance Restricted Share Units Award, each with a vesting date of January 1, 2012; and

WHEREAS, on February 24, 2010, pursuant to the Plan, the Company granted Moore one Restricted Share Units Award and one Performance Restricted Share Units Award, each with a vesting date of January 1, 2013; and

WHEREAS, on February 23, 2011, pursuant to the Plan, the Company granted Moore one Restricted Share Units Award and one Performance Restricted Share Units Award, each with a vesting date of January 1, 2014;

WHEREAS, the Company and Moore desire to amend the above awards (each an “Outstanding Award” and collectively, the “Outstanding Awards”) as provided herein;

NOW, THEREFORE, the Company and Moore agree to the following amendment:

Upon Moore’s retirement on July 31, 2011, a prorated portion of each Restricted Share Units Award shall vest based on the number of days from the grant date of such Restricted Share Units Award through July 31, 2011, and each prorated Restricted Share Units Award shall be paid as soon as practicable on or following July 31, 2011.

Upon Moore’s retirement on July 31, 2011, each Target Award under a Performance Restricted Share Units Award shall be prorated based on the number of days from the grant date of such Performance Restricted Share Units Award through July 31, 2011, and each prorated Target Award (and related dividend equivalents) shall be adjusted as provided in Section 3 of such Performance Restricted Share Units Award based on the Company’s Total Shareholder Return for the entire Performance Period, and paid following the Vesting Date as provided in Section 5 of such Performance Restricted Share Units Award.

The terms of the foregoing paragraphs shall control notwithstanding anything to the contrary in the Restricted Share Units Awards or Performance Share Units Awards.

Except as specifically amended herein, all other terms and conditions of the Outstanding Awards shall remain unmodified and in full force and effect.

WESTAR ENERGY, INC.

By:	/s/ Jerl Banning
Name:	Jerl Banning
Title:	Vice President, Human Resources

AGREED TO:

/s/ William B. Moore
Name:	William B. Moore
Title:	Chief Executive Officer

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